NEWTEK BUSINESS SERVICES CORP. AMENDMENT NO. 1 TO THE EQUITY DISTRIBUTION AGREEMENT Dated as of July 20, 2022 This Amendment No. 1 (the “Amendment”) is to the Equity Distribution Agreement, dated as of June 25, 2020 (the “Equity Distribution Agreement”), by and among Newtek Business Services Corp., a Maryland corporation (the “Company”) and the several placement agents named in Schedule A thereto (the “Placement Agents”). WHEREAS, the Company and the Placement Agents have entered into the Equity Distribution Agreement pursuant to which, from time to time during the term of the Equity Distribution Agreement, on the terms and subject to the conditions set forth therein, the Company may issue and sell through the Placement Agents up to 3,000,000 shares of the Company’s common stock, $0.02 par value per share (the “Securities”); and WHEREAS, the Company and the Placement Agents desire to amend the Equity Distribution Agreement to increase the number of Securities that the Company may issue and sell through the Placement Agents from 3,000,000 to 6,400,000 (which number shall include all of the Securities previously sold pursuant to the Equity Distribution Agreement to date). NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows: Cover Page. The cover page of the Equity Distribution Agreement is hereby amended by replacing “3,000,000 Shares of Common Stock” with “6,400,000 Shares of Common Stock.” Section 1. Introduction. The fourth sentence of the fourth paragraph of Section 1 of the Equity Distribution Agreement is hereby amended by replacing “3,000,000 Shares of Common Stock (the “Securities”)” with “6,400,000 Shares of Common Stock (the “Securities”).” Section 2. Waivers for Amendment; Consent. Each of the Company and the Placement Agents by the execution of this Amendment, hereby consent to the amendments, modifications and supplements to the Equity Distribution Agreement contemplated herein. Section 3. No Other Amendments. Except for as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

2 Section 4. Beneficiaries. This Amendment will inure to the benefit of and be binding upon the parties hereto, and their respective successors, and to the benefit of the employees, officers, and directors and controlling persons referred to in Section 11(a) and Section 11(b) of the Equity Distribution Agreement, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Placement Agents merely by reason of such purchase. Section 5. Invalidity/Unenforceability. The invalidity or unenforceability of any section, paragraph, or provision of this Amendment shall not affect the validity or enforceability of any other section, paragraph, or provision hereof or of the Equity Distribution Agreement. If any section, paragraph, or provision of this Amendment is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable. Section 6. Governing Law; Headings. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. Section 7. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Equity Distribution Agreement. Section 8. Counterparts and Electronic Signatures. This Amendment may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. An electronic or facsimile signature shall constitute an original signature for all purposes. [Remainder of Page Intentionally Left Blank]

3 IN WITNESS WHEREOF, the parties have caused this Amendment to Equity Distribution Agreement to be executed and delivered by their duly authorized representatives as of the date first written above. NEWTEK BUSINESS SERVICES CORP. By: Name: Barry Sloane Title: Chief Executive Officer & President Keefe, Bruyette & Woods, Inc. By: Name: Title: Capital One Securities, Inc. By: Name: Title: Compass Point Research & Trading, LLC By: Name: Title: Ladenburg Thalmann & Co. Inc. By: Name: Title:

4 Raymond James & Associates, Inc. By: Name: Title: UBS Securities LLC By: Name: Title: By: Name: Title: